ADVISOR MANAGED PORTFOLIOS

Miller Value Partners Leverage ETF (MVPL)
(the “Fund”)

September 4, 2024

Supplement to the Fund’s Summary Prospectus
dated January 24, 2024

Under the heading “Principal Investment Strategies”, the following sentence is hereby deleted:
Currently, the Leveraged ETF the Fund intends to invest in when in a leveraged position is the ProShares Ultra S&P 500 ETF (ticker: SSO).
The following sentence is added to the first paragraph under the heading “Principal Investment Strategies”:
Currently, the Leveraged ETFs the Fund intends to invest in when in a leveraged position include the ProShares Ultra S&P 500 ETF (ticker: SSO) and/or Direxion Daily S&P 500 Bull 2X Shares (ticker: SPUU).
All other references to “ProShares Ultra S&P 500 ETF” are replaced with “Leveraged ETF.”

Please retain this supplement with your Summary Prospectus for future reference.